UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to Executive Nonqualified Defined Benefit Plan

On May 19, 2017, Gentherm Incorporated (the “Company”) amended (the “Plan Amendment”) its Executive Nonqualified Defined Benefit Plan (the “Benefit Plan”), an unfunded executive pension plan.  The Benefit Plan was effective April 1, 2008, was amended and restated effective September 5, 2012, and the Company’s current Chief Executive Officer, Daniel R. Coker (“Coker”), is the only participant in the Benefit Plan.  Prior to the Plan Amendment, the Benefit Plan provided for fifteen annual retirement benefit payments to Coker of $300,000 each beginning January 1, 2018.  Coker became fully vested in the benefits under the Benefit Plan on April 1, 2017.  The Plan Amendment provides that if Coker continues to provide employment service to the Company through and including January 1, 2018, the fifteen annual retirement benefit payments will be increased to $342,000, otherwise the 15 annual retirement benefit payments will remain at $300,000.  Except as described above, the terms of the Benefit Plan remain unchanged.

The Plan Amendment is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

Amendment to Gentherm Incorporated 2013 Equity Incentive Plan

On May 19, 2017, the Company’s shareholders approved an amendment (the “Incentive Plan Amendment”) to the Gentherm Incorporated 2013 Equity Incentive Plan (the “Incentive Plan”).  The Incentive Plan Amendment (1) increased by 2,000,000 the maximum number of shares of common stock that may be issued pursuant to awards granted under the Incentive Plan and (2) increased the ratio used to count full value awards issued under the Incentive Plan against the maximum number of shares issuable under the Incentive Plan from 1.58 shares to 1.85 shares.

Prior to the Incentive Plan Amendment, the Incentive Plan provided for a number of common shares available for issuance (the “Share Limit”) equal to the sum of (i) 3,500,000 shares, plus (ii) the number of shares of common stock that, as of the effective date of the Incentive Plan, were subject to awards granted under the Gentherm Incorporated 2006 Equity Incentive Plan and the Gentherm Incorporated 2011 Equity Incentive Plan (the “Previous Plans”) and that, after the effective date of the Incentive Plan, expire or are terminated, surrendered or canceled without the delivery of any shares of stock, in the case of options, or are forfeited or reacquired by the Company in accordance with the terms of the applicable Previous Plan, in the case of unvested restricted stock awards.  The Incentive Plan Amendment increased the Share Limit by 2,000,000.

The Incentive Plan permits the granting of the following types of “Awards”: (1) stock options, including both nonqualified options and incentive options (“Options”), (2) stock appreciation rights (“SARs”), (3) restricted stock and restricted stock units (“RSUs”), (4) performance-based shares (“Performance Shares”), and (5) other awards which are denominated or payable in, valued by reference to, or otherwise based on our common stock, including rights to make an outright purchase of unrestricted or restricted stock (“Other Stock-Based Awards”).  Awards of restricted stock, RSUs, Performance Shares and Other Stock-Based Awards are referred to as “Full Value Awards.”  Unlike Options and SARs, a recipient of a Full Value Award receives, in most cases, the entire value of the underlying shares at the time the Award is granted, vested or settled. Awards of Options and SARs, on the other hand, typically provide the recipient with value only upon an increase in the market price of the underlying shares.  Prior to the Incentive Plan Amendment, Full Value Awards counted against the Share Limit as 1.58 shares of common stock for each share of common stock covered by such Awards and all Options and SARs counted against the Share Limit as 1.00 share of common stock for each share of common stock covered by such Awards.  The Incentive Plan Amendment increased the ratio used to count Full Value Awards issued under the Incentive Plan against the Share Limit from 1.58 shares to 1.85 shares of common stock for each share of common stock covered by such Awards.  The ratio used to count all Options and SARs against the Share Limit was not changed and remains at 1.00 share of common stock for each share of common stock covered by such Awards.

Except as described above, the other terms of the Incentive Plan remain in full force and effect.

The Incentive Plan Amendment is attached as Exhibit 10.2 to this Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Gentherm Incorporated (the “Company”) on May 19, 2017, the shareholders: elected eight directors, each to serve for a one-year term or until his or her successor has been duly elected and qualified; ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; approved (on an advisory basis) the compensation of the Company’s named executive officers; approved (on an advisory basis) that an advisory vote on the compensation of our named executive officers should occur every year and approved an amendment to the Gentherm Incorporated 2013 Equity Incentive Plan (1) increasing by 2,000,000 the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan and (2) increasing the ratio used to count full value awards issued under the plan against the maximum number of shares issuable under the plan from 1.58 shares to 1.85 shares.  The results of the voting are shown below.

Proposal No. 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Lewis Booth	32,616,821	1,408,353	1,686,348
Francois J. Castaing	32,564,500	1,460,674	1,686,348
Daniel R. Coker	32,585,280	1,439,894	1,686,348
Sophie Desormière	32,544,099	1,481,075	1,686,348
Maurice E.P. Gunderson	32,511,752	1,513,422	1,686,348
Yvonne Hao	33,765,629	259,545	1,686,348
Ronald Hundzinski	33,835,066	190,108	1,686,348
Byron T. Shaw II	32,615,693	1,409,481	1,686,348

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm for 2017

For	Against	Abstain
35,615,985	54,263	41,274

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
30,804,492	3,165,677	55,005	1,686,348

Proposal No. 4 – Approval (on an Advisory Basis) Whether an Advisory Vote on the Compensation of our Named Executive Officers Should Occur Once Every One, Two or Three Years

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
28,668,808	154,394	5,160,616	41,356	1,686,348

Proposal No. 5 – Approval of an Amendment to the Gentherm Incorporated 2013 Equity Incentive Plan (1) Increasing by 2,000,000 the Maximum Number of Shares of Common Stock that May Be Issued Pursuant to Awards Granted Under the Plan and (2) Increasing the Ratio Used to Count Full Value Awards Issued Under the Plan Against the Maximum Number of Shares Issuable Under the Plan from 1.58 Shares to 1.85 Shares

For	Against	Abstain	Broker Non-Votes
28,005,143	5,963,194	56,837	1,686,348

On Proposal 4, the most votes were received for an advisory vote on named executive officer compensation once every year.  In light of such voting results and the prior recommendation of the Board of Directors of the Company, the Board has determined that it will implement an annual advisory vote on named executive officer compensation until the next required advisory vote on such frequency.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to the Executive Nonqualified Defined Benefit Plan Effective as of May 19, 2017

10.2	Amendment to the Gentherm Incorporated 2013 Equity Incentive Plan Effective as of May 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date:  May 19, 2017

Exhibit Index

Exhibit No.	Description

10.1	Amendment to the Executive Nonqualified Defined Benefit Plan Effective as of May 19, 2017

10.2	Amendment to the Gentherm Incorporated 2013 Equity Incentive Plan Effective as of May 19, 2017